Exhibit 10.1
EXECUTION COPY
AMENDMENT NO. 1 TO
SALE AND SERVICING AGREEMENT
          AMENDMENT NO. 1, dated as of November 28, 2008 (this “Amendment”), to the Sale and Servicing Agreement, dated as of February 1, 2008 (the “Sale and Servicing Agreement”), between DAIMLERCHRYSLER AUTO TRUST 2008-A, a Delaware statutory trust (the “Issuer”), and CHRYSLER FINANCIAL SERVICES AMERICAS LLC (formerly known as DaimlerChrysler Financial Services Americas LLC), a Michigan limited liability company (“CFSA”), as Seller and Servicer.
          WHEREAS, on the date hereof the Certificateholder has made a capital contribution in the amount of $30,000,000 to the Issuer;
          WHEREAS, the parties hereto by this Amendment wish to amend the Sale and Servicing Agreement to permit such capital contribution to be deposited in the Reserve Account and to amend the definition of “Specified Reserve Amount”;
          WHEREAS, the parties hereto are entering into this Amendment in accordance with Section 10.01 of the Sale and Servicing Agreement and (i) Deutsche Bank Trust Company Americas ( the “Indenture Trustee”) and The Bank of New York Mellon (Delaware) (the “Owner Trustee”) have received the Opinion of Counsel required pursuant to said Section 10.01, (ii) the Servicer has provided written notification of the substance of this Amendment to each of the Rating Agencies and DBRS, Inc. and (iii) the Indenture Trustee and the Owner Trustee have received the Opinion of Counsel required pursuant to Section 10.02(i)(1) of the Sale and Servicing Agreement; and
          WHEREAS, all things necessary to make this Amendment a valid agreement of the parties to the Sale and Servicing Agreement in accordance with its terms have been done;
          NOW, THEREFORE, in consideration of the foregoing, other good and valuable consideration, and the mutual terms contained herein, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.01 Definitions. The capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings assigned thereto pursuant to the Sale and Servicing Agreement.

ARTICLE II
AMENDMENT
     Section 2.01 Definitions. The definition of “Specified Reserve Amount” contained in Section 1.01 of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:
     “Specified Reserve Amount” means, with respect to any Payment Date on or after November 28, 2008, an amount equal to the sum of the Reserve Account Initial Deposit plus $30,000,000.
     Section 2.02 Amendment of Section 5.06 of the Sale and Servicing Agreement. Section 5.06(b) of the Sale and Servicing Agreement is hereby amended and restated in its entirety as follows:
     “(b) On November 28, 2008, the Issuer will deposit $30,000,000 into the Deposit Account which amount shall be allocated to the Reserve Account and available for application therefrom pursuant to this Agreement and the Indenture.”
ARTICLE III
MISCELLANEOUS
     Section 3.01 Effect of Amendment. The Sale and Servicing Agreement as modified by this Amendment and all rights and remedies of the parties thereunder are and shall continue to be in full force and effect in accordance with the terms thereof, and the same as modified by this Amendment are hereby ratified and confirmed in all such respects by the parties hereto.
     Section 3.02 Successors and Assigns. This Amendment will inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.
     Section 3.03 Effect of Section Headings. The section headings in this Amendment are for convenience only and shall not affect the construction of this Amendment.
     Section 3.04 Separability. In case any provision of this Amendment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
     Section 3.05 Governing Law. THIS AMENDMENT, THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND ANY CLAIM OR CONTROVERSY DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, SHALL IN ALL RESPECTS BE GOVERNED BY AND INTERPRETED, CONSTRUED AND DETERMINED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISION THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).

     Section 3.06 Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile or other electronic means), each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Sale and Servicing Agreement to be duly executed as of the date and year first above written.

CHRYSLER FINANCIAL SERVICES AMERICAS LLC
By:	/s/ Laurence Guindi
Name:	Laurence Guindi
Title:	Assistant Treasurer

DAIMLERCHRYSLER AUTO TRUST 2008-A By: THE BANK OF NEW YORK MELLON (DELAWARE), not in its individual capacity, but solely as Owner Trustee
By:	/s/ James Ambagis
Name:	James Ambagis
Title:	Assistant Vice President

DCAT 2008-A SSA Amendment No. 1

Consented to of the day and year first above written:
Deutsche Bank National Trust Company for
DEUTSCHE BANK TRUST COMPANY AMERICAS,
Not in its individual capacity, but solely as Indenture Trustee

By:	/s/ Michele H.Y. Voon
	Name:	Michele H.Y. Voon
	Title:	Vice President

By:	/s/ Mark DiGiacomo
	Name:	Mark DiGiacomo
	Title:	Assistant Vice President

DCAT 2008-A SSA Amendment No. 1